                                                                    Exhibit 24.1
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                               POWER OF ATTORNEY
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     KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which Company is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Registration Statements on Form S-8 for the registration of shares of Common Stock of 50c par value of the Company, including the associated rights to purchase shares of Series A Junior Participating Preferred Stock, without par value, of the Company, for issuance pursuant to each of (i) the 1982 Stock Option Plan of Fay's Incorporated, as amended, and (ii) the 1990 Fay's Incorporated Stock Option Plan for Non-Employee Directors, hereby constitutes and appoints W. J. Alcorn, R. B. Cavanaugh, C. R. Lotter and D. A. McKay, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her in his or her name, place, and stead, in any and all capacities, to sign said Registration Statements, which are about to be filed, and any and all subsequent amendments to said Registration Statements (including, without limitation, any and all post-effective amendments thereto) and to file said Registration Statements and any and all subsequent amendments to said Registration Statements (including, without limitation, any and all post-effective amendments thereto) so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Securities and Exchange Commission in connection with any matter relating to said Registration Statements and any and all subsequent amendments to said Registration Statements (including, without limitation, any and all post-effective amendments thereto), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 10th day of October, 1996.

/s/ W. R. Howell                    /s/ D. A. McKay
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W. R. Howell                        D. A. McKay
Chairman of the Board;              Senior Vice President and
Director                            Chief Financial Officer
                                    (principal financial officer)


/s/ J. E. Oesterreicher             /s/ W. J. Alcorn
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J. E. Oesterreicher                 W. J. Alcorn
Vice Chairman of the Board and      Vice President and Controller
Chief Executive Officer             (principal accounting officer)
(principal executive officer);
Director


/s/ W. B. Tygart
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W. B. Tygart
President and
Chief Operating Officer;
Director

/s/ M. A. Burns
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M. A. Burns
Director

/s/ C. H. Chandler
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C. H. Chandler
Director

/s/ V. E. Jordan, Jr.
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V. E. Jordan, Jr.
Director

/s/ George Nigh
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George Nigh
Director

/s/ J. C. Pfeiffer
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J. C. Pfeiffer
Director

/s/ A. W. Richards
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A. W. Richards
Director

/s/ C. S. Sanford, Jr.
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C. S. Sanford, Jr.
Director

/s/ R. G. Turner
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R. G. Turner
Director

/s/ J. D. Williams
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J. D. Williams
Director

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